Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 UNITED STATES CODE SECTION 1350

In connection with the Quarterly Report of Griffin Industrial Realty, Inc. (the “Company”) on Form 10-Q for the quarter ended May 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Anthony J. Galici, Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Periodic Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANTHONY J. GALICI
Anthony J. Galici
Vice President, Chief Financial Officer and Secretary
July 10, 2018